Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. § 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Jinjun Qi, certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, based upon a review of the Annual Report on Form 10-K for the period ended June 30, 2008 of the China Dasheng Biotechnology Company (the "Report"):

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of The Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of China Dasheng Biotechnology Company.

A signed original of this written statement required by Section 906 has been provided to China Dasheng Biotechnology Company and will be retained by China Dasheng Biotechnology Company and furnished to the Securities and Exchange Commission or its staff upon request.

October 14, 2008	By:	/s/ Jinjun Qi
Jinjun Qi
Chief Executive Officer and Chief Financial Officer